UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): December 6, 2021

ESSENT GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297‑9901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.015 par value	ESNT	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2022, Christopher G. Curran has been promoted to the role of President of Essent Guaranty, Inc. (“Guaranty”), a wholly owned subsidiary of Essent Group Ltd. (together with its subsidiaries, the "Company"). In this role, Mr. Curran will oversee the business development, information technology, operations, public policy and risk functions of Guaranty, a nationwide provider of private mortgage insurance for single-family mortgage loans.

Mr. Curran, age 56, has served as the Company’s Senior Vice President of Corporate Development since 2011, managing the Company’s corporate development and investor relations functions. Mr. Curran has more than 25 years of mortgage insurance, mortgage banking and financial services experience in the areas of operations, financial management, pricing, capital markets, investor relations and corporate development. Prior to joining Essent, Mr. Curran served as senior vice president of pricing and operations for another mortgage insurer and held leadership positions with JP Morgan Chase and Advanta. He began his career as a certified public accountant with Arthur Andersen LLP, specializing in financial services and securitization. Mr. Curran holds a BS in accounting from LaSalle University.

Mr. Curran’s annual base salary will increase from $500,000 to $650,000 effective January 1, 2022.

Mark A. Casale will continue to serve as Chairman of the Board of Directors, Chief Executive Officer and President of Essent Group Ltd., as well as Chairman of the Board and Chief Executive Officer of Guaranty, upon Mr. Curran’s promotion to President of Guaranty.

There are no reportable family relationships between Mr. Curran and any of the Company's officers or directors nor are there any reportable related party transactions under Item 5.02 of Form 8-K. A copy of the press release announcing Mr. Curran’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
99.1	Press Release issued by Essent Group Ltd. on December 6, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2021

ESSENT GROUP LTD.

By:    /s/ Lawrence E. McAlee
Name: Lawrence E. McAlee
Title: Senior Vice President and Chief Financial Officer